UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2020

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-215496	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

 19206 Huebner Road, Suite 202, San Antonio, Texas 78258

(Address of principal executive offices) (Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

__________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company /_/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /_/

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

General. On January 30, 2020, Mr. William H. Gray stepped down as the chief financial officer of Wytec International, Inc., a Nevada corporation (“Wytec”), and Ms. Donna Ward was appointed as the new chief financial officer of Wytec, effective on January 30, 2020. Wytec has accepted Mr. Gray’s resignation as the chief financial officer of Wytec. Mr. Gray will remain the chief executive officer of Wytec.

Compensation Arrangements. There have been no changes to the compensation of Ms. Donna Ward or of Mr. William H. Gray as a result of Ms. Ward’s appointment as the chief financial officer of Wytec.

Biographical Information.

Donna Ward, age 52, has been the financial accountant for Wytec since May 2019 and a director of Wytec since September 2019. From May 2018 until joining Wytec in May 2019, she was an independent accounting consultant for private business. From June 2013 to April 2018 she was a tax accountant with the Transaction Tax Department in San Antonio, Texas, where her responsibilities included preparing and filing multistate motor fuel tax returns, amended tax returns, and completing federal electronic tax payments. From February 2009 to June 2013, she was a tax accountant with the Transaction Tax Department in San Antonio, Texas, where her responsibilities included preparing federal corporate income tax returns, state corporate income and franchise tax returns, and state corporate annual returns. From August 2006 to February 2009, Ms. Ward was a tax accountant with Valero Energy Corporation. From October 1998 to August 2006, she was a staff accountant for various companies including Albuquerque Tax Advisors, Inc. (June 2002 to August 2006 and October 1998 to June 2000), Alamo Door Systems (September 2001 to February 2002), and Alamo Area Council-Boy Scouts of America (July 2000 to September 2001). Ms. Ward received a Master’s degree in Business Administration from Ashford University in 2011 and a bachelor’s degree in Accounting from Ashford University in 2010.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)       Exhibits

99.1       Resignation Notice from William H. Gray, dated January 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

______________________________

(Registrant)

Date: February 3, 2020

/s/ William H. Gray

William H. Gray, Chief Executive Officer

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